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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    December 15, 1995
                                                   -----------------------------

                             TCA Cable TV, Inc.
         ----------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Texas                         0-11478                  75-1798185
      --------------                  ------------          --------------------
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation                File Number)          Identification No.)


         3015 S.S.E. Loop 323, Tyler, Texas                     75701
     ---------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code        (903) 595-3701
                                                   -----------------------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 28, 1995, Telecable Associates, Inc. ("Telecable"), a wholly-owned subsidiary of TCA Cable TV, Inc. (the "Company"), entered into an Asset Purchase Agreement (as amended, the "Star Agreement") with Star Cable Associates ("Star"), pursuant to which Telecable would acquire the assets of, and assume certain liabilities related to, the operation of cable television systems (the "Star System") in and around the following cities: Ft. Chiswell, Virginia; Cross Creek, North Carolina; Dobson, North Carolina; East Bend/Yadkin, North Carolina; Floyd, Virginia; Lone Hickory, North Carolina; New Castle, Virginia; Pilot Mountain, North Carolina; Sandy Ridge, North Carolina; Walnut Cove, North Carolina; Westfield, North Carolina; Yadkinville, North Carolina; Blythewood, South Carolina; Dentsville, South Carolina; Elgin, South Carolina; Chapin/Lake Murray, South Carolina; Lexington, South Carolina; Lost Creek, South Carolina; and Ravenswood, South Carolina.

         The Star Transaction was consummated on December 15, 1995.

         The assets acquired in the Star Transaction included, with certain exceptions as set forth in the Star Agreement, all the assets and properties, real and personal, tangible and intangible, used by Star in its operation of the Star System. Concurrently with the consummation of the Star Transaction, the assets acquired, and liabilities assumed, by Telecable were exchanged for the assets of the TWEAN System (as defined below) as set forth below in greater detail.

         The aggregate consideration paid in the Star Transaction was approximately $53,200,000 subject to certain post- closing adjustments as set forth in the Star Agreement. The acquisition consideration for the Star Transaction was determined by negotiations between the parties to the Star Agreement.

         To the best knowledge of the Company, there is no material relationship between Star and the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

         The primary sources of funds used in the Star Transaction were funds received under unsecured loans extended by a group of commercial lenders for which NationsBank of Texas, N.A. and Texas Commerce Bank National Association are managing agents.

         On August 28, 1995, Telecable entered into an Asset Exchange Agreement (as amended, the "TWEAN Agreement") with Time Warner Entertainment - Advance/Newhouse Partnership ("TWEAN") pursuant to which, in exchange for the assets of, and liabilities relating to, the Star System that were acquired by Telecable as described above, and for an additional payment of approximately $9,000,000 by Telecable to TWEAN, Telecable would acquire the assets of and assume certain liabilities related to, the operation of cable television systems (the "TWEAN System") in and around the communities of Alexandria and Pineville, Louisiana.

         The TWEAN Transaction was consummated on December 15, 1995.




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         The assets acquired in the TWEAN Transaction included, with certain exceptions as set forth in the TWEAN Agreement, all of the assets and properties, real and personal, tangible and intangible, used by TWEAN in its operations of the TWEAN System. Telecable intends to continue to use such assets to provide cable television services to the subscribers in the TWEAN System.

         The aggregate consideration paid in the TWEAN Transaction consisted of
(i) the assets acquired, and liabilities assumed, by Telecable in the Star Transaction (for which Telecable had paid approximately $53,200,000 as described above) and (ii) approximately $9,000,000, subject to certain post-closing adjustments as set forth in the TWEAN Agreement. The acquisition consideration for the TWEAN Transaction was determined by negotiations between the parties to the TWEAN Agreement.

         To the best knowledge of the Company, there is no material relationship between TWEAN and the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

         The primary sources of funds used in the TWEAN Transaction were funds received under unsecured loans extended by a group of commercial lenders for which NationsBank of Texas, N.A. and Texas Commerce Bank National Association are managing agents.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)(1) Financial Statements of business acquired in the TWEAN Transaction.(1)

                    (i)                 Consolidated Balance Sheet.

                    (ii)                Interim Consolidated Balance Sheet.

                    (iii)               Consolidated Statement of Income.

                    (iv)                Interim Consolidated Statement of
                                        Income.

                    (v)                 Consolidated Statement of Cash Flows.

                    (vi)                Interim Consolidated Statement of Cash
                                        Flows.

         (b)(1)                         Pro forma Financial Information for the
                                        TWEAN Transaction.(1)

                    (i)                 Pro forma Condensed Balance Sheet.

                    (ii)                Pro forma Condensed Consolidated
                                        Statement of Income.





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                    (iii)               Pro forma Condensed Consolidated
                                        Statement of Cash Flows.

         (c)        Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:


     Exhibit No.                          Description
     -----------                          -----------
         2.1              Asset Purchase Agreement dated August 28, 1995, between Telecable Associates, Inc. and Star
                          Cable Associates.(2)

         2.2              First Amendment to Asset Purchase Agreement dated December 15, 1995.(3)

         2.3              Asset Exchange Agreement dated August 28, 1995 between Telecable Associates and Time Warner
                          Entertainment - Advance/Newhouse Partnership.(2)

         2.4              First Amendment to Asset Exchange Agreement dated December 15, 1995.(3)(4)

         23.1             Consent of Coopers & Lybrand.(5)

         27.1             Financial Data Schedule.(1)

--------------------------

         (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (2) Previously filed as an exhibit to the Company's quarterly report on Form 10-Q (Amendment No. 1) for the quarter ended July 31, 1995 and incorporated herein by reference.

         (3)     Filed herewith.

         (4) Schedules and similar attachments to this exhibit have not been filed herewith, but the nature of their contents is described in the body of this exhibit. The Company agrees to furnish a copy of any such omitted schedules and attachments to the Securities and Exchange Commission upon request.

         (5)     To be filed by amendment.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TCA CABLE TV, INC.



Date:  December 27, 1995                  By:  /s/ Jimmie F. Taylor
                                             -----------------------------------
                                                 Jimmie F. Taylor

                                          Its:   VP, CFO & Treasurer
                                              ----------------------------------





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                               INDEX TO EXHIBITS

Exhibit
Number                                Description of Exhibit
------                                ----------------------
2.1              Asset Purchase Agreement dated August 28, 1995, between Telecable Associates, Inc. and Star Cable
                 Associates.(2)

2.2              First Amendment to Asset Purchase Agreement dated December 15, 1995.(3)

2.3              Asset Exchange Agreement dated August 28, 1995 between Telecable Associates and Time Warner
                 Entertainment - Advance/Newhouse Partnership.(2)

2.4              First Amendment to Asset Exchange Agreement dated December 15, 1995.(3)(4)

23.1             Consent of Coopers & Lybrand.(5)

27.1             Financial Data Schedule.(1)


--------------------

         (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (2) Previously filed as an exhibit to the Company's quarterly report on Form 10-Q (Amendment No. 1) for the quarter ended July 31, 1995 and incorporated herein by reference.

         (3)     Filed herewith.

         (4) Schedules and similar attachments to this exhibit have not been filed herewith, but the nature of their contents is described in the body of this exhibit. The Company agrees to furnish a copy of any such omitted schedules and attachments to the Securities and Exchange Commission upon request.

         (5)     To be filed by amendment.





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